UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2017
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 25, 2017. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 51,069,510. These shares were issued and outstanding as of March 31, 2017, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 49,372,129 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.
The three nominees named below were elected to serve as Class I directors of the board of directors, to serve until the 2020 Annual Meeting, until a successor is elected and qualified, and the voting rights were as follows:

	Votes	Votes
Nominee	For	Against	Abstain(a)

Roy E. Christensen	34,952,942	9,562,118	3,967
Dr. John G. Nackel	42,689,893	1,808,361	20,773
Barry M. Smith	42,652,734	1,845,231	21,062

(a)	The number of Broker non-votes for each Nominee was 4,853,102. Abstentions and broker non-votes are not counted as a vote caste either “For” or “Against” each nominee’s election.

2. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
47,406,462	1,964,664	1,003

3. The 2017 Omnibus Incentive Plan was approved, and the voting rights were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes(b)
39,086,428	5,403,563	29,036	4,853,102

(b)
Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

4. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes(c)
41,960,879	2,489,252	68,896	4,853,102

(c)
Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

5. The shareholders' preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation of the named executive officers was once every year and the voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes(d)
36,048,164	1,774,355	6,630,892	65,616	4,853,102

(d)
Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

6. The stockholder proposal regarding the issuance of sustainability report, was rejected, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes(e)
10,973,794	32,650,446	894,787	4,853,102

(e)
Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

/s/ SUZANNE D. SNAPPER
Chief Financial Officer

Dated: May 30, 2017